EXECUTION COPY
Exhibit 10.7






                    AMENDMENT TO SHAREHOLDERS AGREEMENT



                             February 16, 1994


International Game Technology
520 South Rock Boulevard
Reno, Nevada  89502-4169
Attn:    Raymond D. Pike
    Executive Vice President


Gentlemen:

         We refer to the Shareholders Agreement dated as of January 12, 1994 (the "Shareholders Agreement") among the undersigned and you. Unless otherwise defined herein, the terms defined in the Shareholders Agreement shall be used herein as therein defined.

         It is hereby agreed by you and us that the Shareholders
Agreement is, effective as of the date first above written, hereby amended as follows:

         (a) The Shareholders Agreement is hereby amended generally to delete the John and Mary Hansen 1993 Trust as a party thereto and, in particular, as follows:

         (i) the first recital to the Shareholders Agreement is hereby amended and restated in its entirety as follows:

              WHEREAS, International Game Technology, a Nevada corporation ("IGT"), James John Sutter ("Sutter"), Robert Eugene Davids ("Davids") and the John and Mary Hansen 1989 Trust (the "Trust") are parties to a Share Purchase Agreement dated as of January 12, 1994 (as amended from time to time, the "Share Purchase Agreement"), relating to the acquisition by IGT from Sutter, Davids and the Trust of an aggregate of 2,100 shares of par value U.S.$1 per share ("Common Stock") of the Company, representing in the aggregate 11.2% of the issued and outstanding shares of Common Stock; and

         (ii) The definition of "Hansen Shareholders" is hereby amended and restated in its entirety as follows:

                   "Hansen Shareholders" means the trustees
              ("Trustees") for the Trust and their Permitted Transferees who, at the time of determination, hold any Shares and are parties to this Agreement.

         (iii) The definition of "Permitted Transferee" is hereby amended by deleting the reference to "Trusts" in clause (c) thereof and inserting the word "Trust" in lieu thereof.

         (iv) The definition of "Trusts" in hereby deleted, and the following definition inserted in lieu thereof:

                   "Trust" has the meaning specified in the
              recitals hereto.

         (b) Section 3.03(b) is amended by adding at the end thereof the following clause:

              ",provided that the Sutter Shareholders and Davids Shareholders may not transfer Shares under this clause (b) prior to the second anniversary of the Closing Date without the prior written consent of IGT".

         (c) Section 3.03(c) is amended by adding at the end thereof the following clause:

              "without the prior written consent of IGT".

         (d) Section 3.03(e) is amended by replacing the reference therein to "23%" with "21%".

         On and after the effective date of this letter amendment, each reference in the Shareholders Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Shareholders Agreement, shall mean and be a reference to the Shareholders Agreement as amended by this letter amendment. The Shareholders Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
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         If you agree to the terms and provisions hereof, please
evidence such agreement by executing and returning at least a counterpart of this letter amendment to the undersigned. This letter amendment shall become effective as of the date first above written.

         This letter amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

                              Very truly yours,


                              RADICA HOLDINGS LIMITED



                              By
                                 Name:
                                 Title:





                              JAMES JOHN SUTTER




                              ROBERT EUGENE DAVIDS


                              JOHN AND MARY HANSEN 1989 TRUST



                              By

                                                            , As
Trustee

                              JOHN AND MARY HANSEN 1993 TRUST


                              By

                                                            , As
Trustee


                              By

                                                            , As
Trustee

 Agreed as of the date
  first above written:


INTERNATIONAL GAME TECHNOLOGY


By
   Name:
   Title:


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